                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                 --------------------------------------------------


                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                 --------------------------------------------------


                                  August 26, 1998
                         (DATE OF EARLIEST EVENT REPORTED)


                          IWL COMMUNICATIONS, INCORPORATED
               (Exact Name of Registrant as Specified in its Charter)


               Texas                 0-22293                  76-0043882
        ------------------      ------------------     ----------------------
          (State or other          (Commission             (I.R.S. Employer
          jurisdiction of          File Number)             Identification No.)
          incorporation)


                         12000 Aerospace Avenue, Suite 200
                               Houston, Texas  77034
                      (Address of Principal Executive Offices)


                                   (281) 482-0289
                 Registrant's Telephone Number, including area code


           (Former Name or Former Address, if Changed Since Last Report)

ITEM 2:   ACQUISITIONS OR DISPOSITIONS OF ASSETS

               On August 26, 1998, CapRock Communications Corp. (formerly known as IWL Holdings Corp.), a Texas corporation ("Holdings"), announced that it had completed the mergers and plan of exchange pursuant to the Agreement and Plan of Merger and Plan of Exchange dated as of February 16, 1998, as amended (the "Merger Agreement"), by and among Holdings, CapRock Telecommunications Corp., a Texas corporation (formerly known as CapRock Communications Corp.) ("Telecommunications"), IWL Communications, Incorporated, a Texas corporation ("IWL"), IWL Acquisition Corp., a Texas corporation ("I-Sub"), CapRock
          Acquisition Corp., a Texas corporation ("C-Sub"), and CapRock Fiber Network, Ltd., a Texas limited partnership (the "Partnership"). Pursuant to the Merger Agreement, on August 26, 1998, I-Sub was merged with and into Telecommunications, with each of IWL and Telecommunications being the surviving corporations of such mergers (the "Mergers"). In addition, on such date the interests in the Partnership were exchanged ("Interest Exchange" and, together with the Mergers, the "Transaction") for shares of $.01 par value common stock of Holdings ("Holdings Common Stock"). At the effective time of the Mergers and the Interest Exchange, all previously outstanding shares of IWL common stock ceased to exist, and each such share was converted into and became exchangeable for one share of Holdings Common Stock, and all previously outstanding shares of Telecommunications common stock ceased to exist, and each such share was converted into and became exchangeable for 1.789030878 shares of Holdings Common Stock and each one percent (1%) of the Partnership Interests issued and outstanding was exchanged for 63,194.54 shares of Holdings Common Stock. The Mergers and the Interest Exchange will be accounted for as a pooling of interests. Reference is made to the joint Press Release of Holdings and IWL, dated August 26, 1998, which is attached hereto as an exhibit and is incorporated herein by reference.

               The aggregate merger consideration for the Transaction consisted of (i) approximately 4.5 million shares of Holdings Common Stock (including shares of Holdings Common Stock reserved for issuance upon the exercise of stock options of IWL assumed by Holdings) to be issued to holders of IWL common stock and IWL options and warrants (upon exercise thereof), (ii) approximately 19.0 million shares of Holdings Common Stock (including shares of Holdings Common Stock reserved for issuance upon the exercise of stock options of Telecommunications assumed by Holdings) to be issued to holders of Telecommunications common stock and Telecommunications options (upon exercise thereof), and (iii) approximately 6.3 million shares of Holdings Common Stock to be issued to the holders of Partnership Interests.

               Upon completion of the Mergers and the Interest Exchange, the former executive officers and directors of Telecommunications will beneficially own more than fifty percent (50%) of the issued and outstanding shares of Holdings Common Stock.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Audited consolidated financial statements (with notes thereto) of IWL and its subsidiaries for the periods prescribed are incorporated herein by reference to pages F-28 through F-54 of the Holdings' Registration Statement on Form S-4, Registration Number 333-57365 (the "Registration Statement").

               Unaudited consolidated financial statements (with notes thereto) of IWL and its subsidiaries for the prescribed interim periods are incorporated herein by reference to pages 3 through 6 of IWL's Quarterly Report on Form 10-Q for the period ended June 30, 1998.

               Audited financial statements (with notes thereto) of Telecommunications for the periods prescribed are incorporated herein by reference to pages F-1 through F-15 of the Registration Statement.

               Unaudited financial statements (with notes thereto) of Telecommunications for the prescribed interim periods are incorporated herein by reference to pages 3 through 7 of Exhibit 99.1 of Holdings' Quarterly Report on Form 10-Q for the period ended June 30, 1998.

               Audited financial statements (with notes thereto) of the Partnership for the periods prescribed are incorporated herein by reference to pages F-16 through F-27 of the Registration Statement.

               Unaudited financial statements (with notes thereto) of the Partnership for the prescribed interim periods are incorporated herein by reference to pages 3 through 7 of Exhibit 99.2 of Holdings' Quarterly Report on Form 10-Q for the period ended June 30, 1998.

               Audited balance sheet (with notes thereto) of Holdings for the period prescribed is incorporated herein by reference to pages F-55 through F-57 of the Registration Statement.

               Unaudited balance sheet (with notes thereto) of Holdings for the prescribed interim period is incorporated herein by reference to pages 3 through 5 of Holdings' Quarterly Report on Form 10-Q for the period ended June 30, 1998.

          (B)  PRO FORMA FINANCIAL INFORMATION

               Unaudited pro forma combined financial statements (with notes thereto) of Holdings, giving effect to the Mergers and the Interest Exchange under the pooling of interests accounting method, are incorporated herein by reference to pages 93 through 99 of Holdings' Registration Statement.

               In addition, unaudited pro forma combined financial statements (with notes thereto) of Holdings as of and for the six months ended June 30, 1998 are contained herein and set forth below:


                            CAPROCK COMMUNICATIONS CORP.
          PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       For the Six Months Ended June 30, 1998
                                    (Unaudited)
                       (in thousands, except per share data)



                                                            Historical                                      Pro Forma
                                          -------------------------------------------------    -------------------------------
                                              IWL       Telecommunications     Partnership        Adjustments        Combined
                                          ----------    -------------------    ------------    -----------------    ----------
Revenues:
  Telecommunications services             $  7,135             $  32,416        $    1,196       $     (193) (d)    $ 40,554
  Network construction services                  -                     -             1,355                -            1,355
  Projects and other                         9,510                     -                 -                -            9,510
                                          --------             ---------        ----------       ----------         --------
Total revenues                              16,645                32,416             2,551             (193)          51,419
Cost of services:
  Cost of telecommunication services        10,014                23,910                13              (17) (d)      33,920
  Cost of network construction services          -                     -               114                -              114
                                          --------             ---------        ----------       ----------         --------
Gross Profit                                 6,631                 8,506             2,424             (176)          17,385

Operating costs and expenses:
  Selling, general and administrative        4,590                 4,943               204             (176) (d)       9,561
  Depreciation and amortization              1,369                   484               396                -            2,249
                                          --------             ---------        ----------       ----------         --------
Total operating costs and expenses           5,959                 5,427               600             (176)          11,810
                                          --------             ---------        ----------       ----------         --------
Operating income                               672                 3,079             1,824                -            5,575
Interest expense, net                         (351)                 (159)             (409)               -             (919)
Other income                                   105                     -                 -                -              105
                                          --------             ---------        ----------       ----------         --------
Income before income taxes                     426                 2,920             1,415                -            4,761
Income taxes                                   209                 1,134               545                -            1,888
                                          --------             ---------        ----------       ----------         --------
Net income                                $    217             $   1,786        $      870       $        -         $  2,873
                                          --------             ---------        ----------       ----------         --------
                                          --------             ---------        ----------       ----------         --------
Earnings per common share:
      Basic                               $   0.06             $    0.17        $        -       $        -         $   0.10
      Diluted                             $   0.05             $    0.17        $        -       $        -         $   0.10

Weighted average shares outstanding:
      Basic                                  3,926                10,399                 -           18,450           28,849
      Diluted                                4,225                10,576                 -           18,889           29,465



 See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                            CAPROCK COMMUNICATIONS CORP.
          PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       For the Six Months Ended June 30, 1997
                                    (Unaudited)
                       (in thousands, except per share data)




                                                            Historical                                      Pro Forma
                                          -------------------------------------------------    -------------------------------
                                              IWL       Telecommunications     Partnership        Adjustments        Combined
                                          ----------    -------------------    ------------    -----------------    ----------
Revenues:
  Telecommunications services             $    3,537            $ 20,128        $      845       $        -         $  24,510
  Projects and other                           8,215                   -                 -                              8,215
  Product resales                              2,945                   -                 -                              2,945
                                            --------             ---------        ----------       ----------         --------
Total revenues                                14,697              20,128               845                -            35,670
Cost of services:
  Cost of telecommunication services           7,705              15,770                 8                -            23,483
  Cost of product resales                      2,346                   -                 -                -             2,346
                                            --------             ---------        ----------       ----------         --------
Gross Profit                                   4,646               4,358               837                -             9,841

Operating costs and expenses:
  Selling, general and administrative          3,110               3,216               140                -             6,466
  Depreciation and amortization                  768                 303               348                -             1,419
                                            --------             ---------        ----------       ----------         --------
Total operating costs and expenses             3,878               3,519               488                -             7,885
                                            --------             ---------        ----------       ----------         --------
Operating income                                 768                 839               349                -             1,956
Interest expense, net                           (300)               (168)             (370)               -              (838)
Other income                                     109                   -                 -                -               109
                                            --------             ---------        ----------       ----------         --------
Income before income taxes                       577                 671               (21)               -             1,227
Income tax expense                               148                 242                 -               (8) (b)          382
                                            --------             ---------        ----------       ----------         --------
Net income (loss)                         $      429            $    429        $      (21)      $        8         $     845
                                            --------             ---------        ----------       ----------         --------
                                            --------             ---------        ----------       ----------         --------
Earnings per common share:
      Basic                               $     0.18            $   0.04        $        -       $        -         $    0.03
      Diluted                             $     0.18            $   0.04        $        -       $        -         $    0.03

Weighted average shares outstanding:
      Basic                                    2,372              10,399                 -           16,896            27,295
      Diluted                                  2,435              10,399                 -           16,959            27,358


 See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                            CAPROCK COMMUNICATIONS CORP.
              PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                                As of June 30, 1998
                                    (Unaudited)
                                   (in thousands)



                                                                   Historical                                       Pro Forma
                                          --------------------------------------------------------------   ------------------------
                                              IWL       Communications  Telecommunications   Partnership    Adjustments    Combined
                                          ------------  --------------  ------------------  ------------   -------------  ---------
Assets
Current assets:
  Cash and cash equivalents               $       359    $           2       $        2     $       378    $              $     741
  Accounts receivable, net                      6,952                -           10,284              39                      17,275
  Due from affiliate                                                              1,250                      (1,250) (d)          -
  Costs and estimated earnings in
   excess of billings                               -                -                            1,355                       1,355
  Inventory                                     1,093                -                -               -                       1,093
  Prepaid expenses and other                      463                -            1,000               4                       1,467
  Deferred merger costs                           597                -               56               -        (653)(c)           -
  Deferred income taxes                           276                -               88               -                         364
                                          -----------    -------------       ----------      ----------    --------        --------
    Total current assets                        9,740                2           12,680           1,776      (1,903)         22,295
Property, plant and equipment, net             17,320                -            4,739          11,894                      33,953
Other assets                                    2,668                -              424              54           -           3,146
                                          -----------    -------------       ----------      ----------    --------        --------
    Total assets                          $    29,728    $           2       $   17,843      $   13,724    $ (1,903)      $  59,394
                                          -----------    -------------       ----------      ----------    --------        --------
                                          -----------    -------------       ----------      ----------    --------        --------

Liabilities and stockholders' equity
Current liabilities:
  Current portion of long-term debt       $    10,131    $           -       $      304     $     8,877   $               $  19,312
  Due to affiliate                                  -                                 -           1,250      (1,250) (d)          -
  Bank line of credit                               -                -            2,602               -                       2,602
  Accounts payable and accrued expenses         3,457                -            9,658           1,916       1,750  (c)     16,781
  Accrued committment and guarantor fees            -                -                -             431                         431
  Customer deposits                                23                -                -               -                          23
  Current installments under capital
   lease                                            -                -              254               -                         254
  Income taxes payable                            183                -                -             375                         558
  Unearned revenue                                  9                -              156             162           -             327
                                          -----------    -------------       ----------      ----------    --------        --------
    Total current liabilities                  13,803                -           12,974          13,011         500          40,288

Long-term debt                                  1,456                -                -               -                       1,456
Deferred income taxes                             441                -              530             170                       1,141
Obiligations under capital lease                    -                -              265               -           -             265
                                          -----------    -------------       ----------      ----------    --------        --------
    Total liabilities                          15,700                -           13,769          13,181         500          43,150

Stockholders' equity
  Common stock                                     40                -            1,458               -      (1,209) (a)       289
  Additional paid-in capital                    9,237                2                -               -       1,209  (a)    10,448
  Retained earnings                             4,744                -            2,970             543      (2,403) (c)     5,854
  Translation adjustment                            7                -                -               -           -              7
  Unearned compensation                             -                -             (354)              -           -           (354)
                                          -----------    -------------       ----------      ----------    --------        -------
    Total stockholders' equity                 14,028                2            4,074             543           -         16,244
                                          -----------    -------------       ----------      ----------    --------        -------
    Total liabilities and stockholders'
       equity                             $    29,728    $           2       $   17,843     $    13,724   $  (1,903)      $ 59,394
                                          -----------    -------------       ----------      ----------    --------        -------
                                          -----------    -------------       ----------      ----------    --------        -------

 See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                            NOTES TO UNAUDITED PRO FORMA
                            CONDENSED COMBINED FINANCIAL


(a) The Merger Agreement, as amended, was entered into on February 16, 1998, by IWL, Telecommunications, the Partnership and Holdings and other subsidiaries created to facilitate the Transaction. Under terms of the Merger Agreement, at the effective time of the Mergers and the Interest Exchange, each share of IWL common stock was converted into and became exchangable for one share of Holdings Common Stock, each share of Telecommunications common stock was converted into and became exchangable for 1.789030878 shares of Holdings Common Stock and each one percent (1%) of the Partnership Interests in the Partnership was exchanged for 63,194.54 shares of Holdings Common Stock. The following table detail issuances in connection with the Transaction as if the Transaction had occurred on June 30, 1998.


                                                                                Number of
                                                Common shares     Exchange       Holdings
                                                 outstanding        ratio      common shares
                                                --------------   ------------  -------------

     Holdings Common Shares to be issued to
          the shareholders of Telecommunications  10,398,954     1.789030878    18,604,050
     Holdings Common Shares to be issued to
          the Partners of the Partnership                                        6,319,454
     Holdings Common Shares to be issued to
          the shareholders of IWL                  3,986,718             1.0     3,986,718
                                                                                ----------
     Total Holdings Common Shares outstanding
          after completion of the Transaction                                   28,910,222
                                                                                ----------
                                                                                ----------



     The number of shares of Holdings Common Stock were determined at the effective time of the Transaction, based on the number of shares of IWL and Telecommunications common stock outstanding and the number of Partnership Interests that were validly tendered to and accepted by Holdings. The adjustments to the balance sheet as of June 30, 1998 result in the recapitalization of Holdings.

(b) The net adjustments to tax expense for the Partnership for the Six Months Ended June 30, 1997 and the Three Months Ended June 30, 1997 included in the pro forma adjustments were estimated at 38%. These adjustments were made to reflect the tax expense and the deferred tax assets and liabilities that would have been recorded if the Partnership had been taxed as a C Corporation for those periods. Effective January 1, 1998, the Partnership elected to be taxed as a corporation.

(c) The costs of the transaction have been estimated as approximately $2.4 million, consisting of fees for investment bankers, attorneys, accountants, financial printing and other related charges. Approximately $653,000 of the estimated transaction costs have been accrued as of June 30, 1998. The remaining transaction costs estimated as $1.8 million have been included as an adjustment to the pro forma condensed combined balance sheet as if the Transaction occurred on June 30, 1998 and the pro forma combined condensed statement of operations for all periods presented exclude the effects of these costs. Such costs will be expensed in August 1998 at the consummation of the transaction.

(d) To remove the effect of intercompany transactions. The intercompany transactions consist of the following:

           (i) Due to affiliates - $1,250,000 as of June 30, 1998.
          (ii) Eliminate intercompany revenue and related cost of sales totaling approximately $17,000 for the Three Months Ended June 30, 1998.
         (iii) Eliminate intercompany fee from Telecommunications for administrative and management services for the Partnership. Such fees total approximately $176,000 for the Three Months Ended June 30, 1998 and were immaterial for previous periods.

          (C)  EXHIBITS

               2.1 Agreement and Plan of Merger and Plan of Exchange dated as of February 16, 1998, as amended, by and among I-Sub, C-Sub, the Partnership, IWL, Holdings and Telecommunications (filed as Appendix I to the Registration Statement, and incorporated herein by reference).

               99.1 Press Release of IWL, dated August 24, 1998.

               99.2 Joint Press Release of Holdings and IWL, dated August 26,
                    1998.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IWL COMMUNICATIONS, INCORPORATED


                                             By:  /s/ Ignatius W. Leonards
                                                ---------------------------
                                                  Ignatius W. Leonards
                                                  Chief Executive Officer

Dated:  August 26, 1998

                                    Exhibit Index

                                     DESCRIPTION

Exhibit
Number                        Description
-------                       -----------
2.1       Agreement and Plan of Merger and Plan of Exchange dated as of February
          16, 1998, as amended, by and among I-Sub, C-Sub, the Partnership, IWL,
          Holdings and Telecommunications (filed as Appendix I to the
          Registration Statement, and incorporated herein by reference).

99.1      Press Release of IWL, dated August 24, 1998.

99.2      Joint Press Release of Holdings and IWL, dated August 26, 1998.
